                                      RHA

                         STANDARD FORM APARTMENT LEASE
                                  (FIXED TERM)

                                                           Date:   May 19, 2000
                                                                 ---------------

David Cuniff 828-2966     218 Tearall Road, Raynham, MA 02767
---------------------     ------------------------------------------------------
  (Name)                              (Address)                  (Telephone No.)


--------------------------------------------------------------------------------

Lessor, hereby leases to         Infotopia, Inc./Daniel Hoyng
                         -------------------------------------------------------

                      43 Taunton Green, 3rd Floor, Taunton, MA      508-884-9900
--------------------------------------------------------------------------------
  (Name)                               (Address)                 (Telephone No.)

                                                        Lessee, who hereby hires
--------------------------------------------------------


the following premises  (Apartment)   (Suite)         at     218 Tearall Road,
                                             --------    -----------------------
                                                                 (Street)

  Raynham, MA 02676                            4 bedroom house and all furniture
--------------------------------               ---------------------------------
        (city or town)       Mass. (consisting of)


   on the first floor (See attached addendum)
--------------------------------------------------------------------------------


xxxxxxxxxx       1 year            beginning     July 1st                  2000
          -------------------------                      -----------------

and terminating on    June 30,  2001
                  --------------      The rent to be paid by the Lesee for the
                                      leased premises shall be as follows:


                                      RENT

A: The term rent shall be $32,400.00 payable, except as herein otherwise
                          -----------
provided, in installments of $2,700.00 on the 1st day of every month, in
                             ---------       ---------
advance, so long as this lease is in force and effect:

B: However, if any tax year commencing with the fiscal year n/a the real estate ----- taxes on the land and buildings, of which the leased premises are a part, are in excess of the amount of the real estate taxes thereon for the fiscal year n/a ----- (herein called the "Base Year", and being the most recent year in which Lessor has annually received a real estate tax bill for the leased premises. Lessee will pay to Lessor as additional rent hereunder, when and as designated by notice in writing by Lessor n/a. per cent of such excess that may occur in each year of the term of this Lease or any extension or renewal thereof and proportionately for any part of a fiscal year. The Lessor represents to the Lessee that the term rent set forth in the immediately preceeding paragraph (A) does not reflect any real estate tax increase subsequent to the said Base Year. Notwithstanding anything contained herein to the contrary, the Lessee shall be obligated to pay only that proportion of such increased tax as the unit leased by him bears to the whole of the real estate so taxed, and if the Lessor obtains an abatement of the real estate tax levied on the whole of the real estate of which the unit leased by Lessee is a part, a proportionate share of such abatement, less reasonable attorney's fees, if any, shall be refunded to said Lessee.

C: Notwithstanding anything contained herein to the contrary, if the leased premises are or become subject to rent control laws or other laws regulating rents, the Lessee shall pay not more than the maximum rent allowed under such applicable rent control laws or other laws regulating rents.

D: If at any time after the date hereof the leased premises are or become subject to rent control laws or other laws regulating rents, and if the Lessor is, in accordance with such laws, at any time authorized or permitted to increase the rent for the leased premises, and if at any time thereafter the Lessor gives written notice of his intention to implement such increase in whole or in part, then, in such event and not otherwise, the Lessee may terminate this lease by giving notice of his intention within thirty days after the Lessor's notice of implementation. If the Lessee gives such notice within thirty days, this lease shall terminate on the last day of the monthly rental period next after the date of such notice. If the Lessee does not give such notice within thirty days, then the rent shall be increased in accordance with the Lessor's notice of implementation commencing with the rent payment immediately following the expiration of said thirty day period, but in no event shall the rent exceed $ n/a per month during the term hereof.
------

                                    TENANT:

This section governs Rent payments. In some cases, rent payments may increase during the lease term. Please be sure that you carefully read and understand this section. Please initial here when you are certain that you understand and agree with this section. Lessee's initials:
                                            --------------

                                            --------------

LESSOR AND LESSEE FURTHER COVENANT AND AGREE
That during the term of this Lease and for such other and further period as the said Lessee shall occupy the said premises, all of the terms, covenants and conditions contained herein shall remain in full force and effect.

1. MAINTENANCE  For Maintenance, if other than lessor contact:

            Michael Cunniff      33 McCormich Terrace Stoughton, MA 781-297-3556
            --------------------------------------------------------------------
               (Name)                   (Address)                (Telephone No.)

2. ADDITIONAL
   PROVISIONS
            $2,500.00 security deposit, $5,400.00 for first and last months rent total due is $7,900.00

3. HEAT AND OTHER UTILITIES

TENANT. This section governs utility payments. Be sure to discuss with the Lessor those payments which will be required of you for this apartment.

The Lessee shall pay, as they become due, all bills for electricity and other utilities, whether they are used for furnishing heat or other purposes that are furnished to the demised premises and presently separately metered. The Lessor agrees that he will furnish reasonably hot and cold water and reasonable heat (except to the extent that such water and heat are furnished through utilities metered to the demised premises as stated above) during the regular heating season, all in accordance with applicable laws, but the failure of the Lessor to provide any of the foregoing items to any specific degree, quantity, quality, or character due to any causes beyond the reasonable control of the Lessor, such as accident, restriction by City, State or Federal regulations, or during necessary repairs to the apparatus shall not (subject to applicable law) form a basis of any claim for damages against the Lessor.

4. ATTACHED FORMS

The forms, if any, attached hereto are incorporated herein by reference.

5. CARE OF PREMISES

The Lessee shall not paint, decorate or otherwise embollish and/or change and shall not make nor suffer any additions or alterations to be made in or to the leased premises without the prior written consent of the Lessor, nor make nor suffer any strip or waste, nor suffer the heat or water to be wasted, and at the termination of this lease shall deliver up the leased premises and all property belonging to the Lessor in good, clean and tenantable order and condition, reasonable wear and tear expected. No washing machine, air-conditioning unit, space heater, clothes dryer, television or other aerials, or other like equipment shall be installed without the prior written consent of the Lessor. No waterbeds shall be permitted in the leased premises.

6. CLEANLINESS

The Lessee shall maintain the leased premises in a clean condition. He shall not sweep, throw, or dispose of, nor permit to be swept, thrown or disposed of, from said premises nor from any doors, windows, balconies, porches or other parts of said building, any dirt, waste, rubbish or other substance or article into any other parts of said building or the land adjacent thereon, except in proper receptacles and except in accordance with the rules of the Lessor.

7. DEFINITIONS

The words "Lessor" and "Lesee" as used herein shall include their respective heirs, executors, administrators, successors, representatives and assigns, agents and servants; and the words "he,'' "his,'' and "him'' where applicable shall apply to the Lessor or Lessee regardless of sex, number, corporate entity, trust or other body. If more than one party signs as Lessee hereunder, the covenants, conditions, and agreements herein of the Lessee shall be the joint and several obligations of each such party.

8. DELIVERY OF PREMISES

In the event the Lessor is not able through no fault of his own to deliver the leased premises to the Lessee at the time called for herein, the rent shall be abated on a pro rata basis until such time as occupancy can be obtained which abatement shall constitute full settlement of all damages caused by such delay, or the Lessor, at his election, shall be allowed reasonable time to deliver possession of the leased premises, and if he cannot deliver such possession within 30 days from the beginning of said term, either the Lessor or Lessee may then terminate this lease by giving written notice to the other and any payment made under this lease shall be forthwith refunded. Lessee hereby authorizes and empowers Lessor to institute proceedings to recover possession of the premises on behalf of and in the name of Lessee.

9. EMINENT DOMAIN

If the leased premises, or any part thereof, or the whole or any part of the building of which they are a part, shall be taken for any purpose by exercise of the power of eminent domain or condemnation, or by action of the city or other authorities or shall receive any direct or consequential damage for which the Lessor or Lessee shall be entitled to compensation by reason of anything lawfully done in pursuance of any public authority after the execution hereof and during said term, or any extension or renewal thereof, than at the option of either the Lessor or the Lessee, this lease and said term shall terminate and such option may be exercised in the case of any such taking, notwithstanding the entire interest of the Lessor and the Lessee may have been divested by such taking. Said option to terminate shall be exercised by either the Lessor or the Lessee, by giving a written notice of exercise of such option to terminate in the manner described in Section 17 of the lease. Said option to terminate shall not be exercised by either party (a) earlier than the effective date of taking, nor (b) later than thirty (30) days after the effective date of taking. The mailing of the notice of exercise as set forth hereinabove shall be deemed to be the exercise of said option; and upon the giving of such notice, the lease shall be terminated as of the date of the taking. If this lease and said term are not so terminated, then in case of any such taking or destruction of or damage to the lease premises, rendering the same or any part thereof unfit for use and occupation, a just proportion of the rent hereinbefore reserved, according to the nature and extent of the damages to the leased premises, shall be suspended or abated until, in the case of such taking, what may remain of the leased premises, shall have been put in proper condition for use and occupation. The Lessee hereby assigns to the Lessor any and all claims and demands for damages on account of any such taking or for compensation for anything lawfully done in pursuance of any public authority, and covenants with the Lessor that the Lessee will from time to time execute and deliver to the Lessor such further instruments of assignment of any such claims and demands as the Lessor shall request, provided however that the Lessee does not assign to the Lessor any claim based upon Lessee's personal property or other improvements installed by Lessee with Lessor's written permission.

10. FIRE, OTHER CASUALTY

If the leased premises, or any part thereof, or the whole or a substantial part of the building of which they are a part, shall be destroyed or damaged by fire or other casualty after the execution hereof and during said term, or any extension or renewal thereof, then this lease and said term shall terminate at the option of the Lessor by notice to the Lessee. If this lease and said term are not so terminated, then in case of any such destruction of or damage to the leased premises, or to the common areas of the building customarily used by the Lessee for access to and egress from the leased premises, rendering the same or any part thereof unfit for use and occupation, a just proportion of the rent hereinbefore reserved, according to the nature and extent of the damage to the leased premises, shall be suspended or abated until the leased premises shall have been put in proper condition for use and occupation. If the leased premises or such common areas have not been restarted by the Lessor to substantially their former condition for use and occupancy within thirty days after the damage occurred, the Lessee may terminate this lease by giving notice to the Lessor within thirty days following the termination of the thirty day period within which the Lessor failed to restore. If either party gives notice of intention to terminate under this section, this lease shall terminate on the last day of the then-current monthly rental period.

11. DISTURBANCE, ILLEGAL USE

Neither the Lessee nor his family, friends, relatives, invitees, visitors, agents or servants shall make or suffer any unlawful, noisy or otherwise offensive use of the leased premises, nor commit or permit any nuisance to exist thereon, nor cause damage to the leased premises, nor create any substantial interference with the rights, comfort, safety or enjoyment of the Lessor or other occupants of the same or any other apartment, nor make any use whatsoever thereof than as and for a private residence. No articles shall be hung or shaken from the windows, doors, porches, balconies, or placed upon the exterior windowsills.

12. GOVERNMENTAL REGULATIONS

The Lessor shall be obligated to fulfill all of the Lessor's obligations hereunder to the best of the Lessor's ability but the Lessee's obligations, covenants and agreements hereunder shall not (subject to applicable law) be affected, impaired or excused because the Lessor is unable to supply or is delayed in supplying any service or is unable to make or is delayed in making any repairs, additions, alterations or decorations, or is unable to supply or is delayed in supplying any equipment or fixtures, if Lessor is prevented or delayed from so doing because of any law or governmental action or any order, rule or regulation of any governmental agency, (other than those regulating rents) which is beyond the Lessor's reasonable control.

13. COMMON AREAS

No receptacles, vehicles, baby carriages or other articles or obstructions shall be placed in the halls or other common areas or passageways.

14. INSURANCE

Lessee understands and agrees that it shall be Lessee's own obligation to insure his personal property.

15. KEYS AND LOCKS

Upon expiration or termination of the lease, the Lessee shall deliver the keys of the premises to the landlord. Delivery of keys by the Lessee to the Lessor, or to anyone on his behalf, shall not constitute a surrender or acceptance of surrender of the leased premises unless so stipulated in writing by the Lessor. In the event that the exterior door lock or locks in the leased premises are not in normal working order at any time during the term hereof, and if the Lessee reports such condition to the Lessor, then and in that event, the Lessor shall, within a reasonable period of time following receipt of notice from the Lessee of such condition, repair or replace such lock or locks. Locks shall not be changed, altered, or replaced nor shall new locks be added by the Lessee without the written permission of the Lessor. Any locks so permitted to be installed shall become the property of the Lessor and shall not be removed by the Lessee. The Lessee shall promptly give a duplicate key to any such changed, altered, replaced or new lock to the Lessor.

16. LOSS OR DAMAGE

The Lessee agrees to indemnify and save the Lessor harmless from all liability, loss or damage arising from any nuisance made or suffered on the leased premises by the Lessee, his family, friends, relatives, invitees, visitors, agents, or servants or from any carelessness, neglect or improper conduct of any of such persons. All personal property in any part of the building within the control of the Lessee shall be at the sole risk of the Lessee. Subject to provisions of applicable law the Lessor shall not be liable for damage to or loss of property of any kind which may be lost or stolen, damaged or destroyed by fire, water, steam, defective refrigeration, elevators, or otherwise, while on the leased premises or in any storage space in the building or for any personal injury unless caused by the negligence of the Lessor.

17. NOTICES

Written notice from the Lessor to the Lessee shall be deemed to have been properly given it mailed by registered or certified mail, postage prepaid, return receipt requested to the Lessee at the address of the leased premises, or if delivered or left in or on any part thereof, provided that if so mailed, the receipt has been signed, or if so delivered or left, that such notice has been delivered to or left with, the Lessee or anyone expressly or impliedly authorized to receive messages for the Lessee, or by any adult who resides with the Lessee in the leased premises. Written notice from the Lessee to the Lessor shall be deemed to have been properly given if mailed by registered or certified mail, postage prepaid, return receipt requested, to the Lessor at his address set forth in the first paragraph of this lease, unless the Lessor shall have notified the Lessee of a change of the Lessor's address, in which case such notice shall be so sent to such changed address of the Lessor, provided that the receipt has been signed by the Lessor or anyone expressly or impliedly authorized to receive messages for the Lessor. Notwithstanding the foregoing, notice by either party to the other shall be deemed adequate if given in any other manner authorized by law.

18. OTHER REGULATIONS

The Lessee agrees to conform to such lawful rules and regulations which are reasonably related to the purpose and provisions of this lease, as shall from time to time be established by the Lessor in the future for the safety, care, cleanliness, or orderly conduct of the leased premises and the building of which they are a part, and for the benefit safety, comfort and conveniences of all the occupants of said building.

19. PARKING

Parking on the premises of the Lessor is prohibited unless written consent is given by the Lessor.

20. PETS

No dogs or other animals, birds or pets shall be kept in or upon the leased premises without the Lessor's written consent; and consent so given may be revoked at any time.

21. PLUMBING

The water closets, disposals, and waste pipes shall not be used for any purposes other than those for which they were constructed, nor shall any sweepings, rubbish, rags, or any other improper articles be thrown into the same; and any damage to the building caused by the misuse of such equipment shall be borne by the Lessee by whom or upon whose premises it shall have been caused, unless by the negligence of the Lessor, or by the negligence of an independent contractor employed by the Lessor.

22. REPAIRS

The Lessee agrees with the Lessor that, during this lease and for such further time as the Lessee shall hold the leased premises or any part thereof, the Lessee will at all times keep and maintain the leased premises and all equipment and fixtures therein or used therewith repaired, whole and of the same kind, quality and description and in such good repair, order and condition as the same are at the beginning of, or may be put in during the term or any extension or renewal thereof, reasonable wear and tear and damage by unavoidable casualty only expected. The Lessor and the Lessee agree to comply with any responsibility which either may have under applicable law to perform repairs upon the leased premises. If Lessee fails within a reasonable time, or improperly makes such repairs, then and in any such event or events, the Lessor may (but shall not be obligated to) make such repairs and the Lessee shall reimburse the Lessor for the reasonable cost of such repairs in full, upon demand.

23. RIGHT OF ENTRY

The Lessor may enter upon the leased premises to make repairs thereto, to inspect the premises, or to show the premises to prospective tenants, purchasers, or mortgagees. The Lessor may also enter upon the said premises if same appear to have been abandoned by the Lessee or as otherwise permitted by law.

24. NON-PERFORMANCE OR BREACH BY LESSEE

If the Lessee shall fail to comply with any lawful term, condition, covenant, obligation, or agreement expressed herein or implied hereunder, or if the Lessee shall be declared bankrupt, or insolvent according to law or if any assignment of the Lessee's property shall be made for the benefit of creditors, or if the premises appear to be abandoned then, and in any of the said cases and notwithstanding any license or waiver of any prior breach of any of the said terms, conditions, covenants, obligations, or agreements, the Lessor, without necessity or requirement of making any entry may (subject to the Lessee's rights under applicable law) terminals this lease by:

    1. a seven (7) day written notice to the Lessee to vacate said leased premises in case of any breach except only for non-payment of rent, or

    2. a fourteen (14) day written notice to the Lessee to vacate said leased premises upon the neglect or refusal of the Lessee to pay the rent as herein provided.

Any termination under this section shall be without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of any of the said terms, conditions, convenants, obligations or agreements.

25. LESSEE'S COVENANTS IN EVENT OF TERMINATION

The Lessee covenants that in case of any termination of this lease, by reason the the default of the Lessee, then at the option of Lessor

  (A) the Lessee will forthwith pay to the Lessor as damages hrerunder a sum equal to the amount by which the rent and other payments called for hereunder for the remainder of the term or any extension or nevewal thereof exceed the fair rental value of said premises for the remainder of the term or any extension or renewal thereof; and

  (B) the Lessee covenants that he will furthermore indennify the Lessor from and against any loss and damage sustained by reason of any termination caused by the default of, or the breach by, the Lessee. Lessor's damages hereunder shall include, but shall not be limited to any loss of rents; reasonable broker's commissions for the re-letting of the leased premises; advertising costs; the reasonable cost incurred in cleaning and repainting the premises in order to re-let the same; and moving and storage charges incurred by Lessor in moving Lesee's belongings pursuant to eviction proceedings.

     (C) At the option of Lessor, however, Lessor's cause of action under this article shall accrue when a new tenancy or lease term first commences subsequent to a termination under this lease, in which event Lessor's damages shall be limited to any and all damages sustained by him prior to said new tenancy or lease date. Lessor shall also be entitled to any and all other remedies provided by law. All rights and remedies are to be cumulative and not exclusive.


26. REMOVAL OF GOODS

   Lessee further covenants and agrees that if Lessor shall remove Lessor's goods or effects, pursuant to the terms hereof or at any Court order, Lessor shall not be liable or responsible for any loss of or damage to Lessee's goods or effects and the Lessor's act of so removing such goods or effects shall be deemed to be the act of and for the account of Lessee, provided, however, that if the Lessor removes the Lessee's goods or effects, he shall comply with all applicable laws, and shall exercise due care in the handling of such goods to the fullest practical extent under the circumstances.

27. NON-SURRENDER

   Neither the vacating of the premise by Lessee, nor the delivery of keys to the Lessor shall be deemed a surrender or an acceptance of surrender of the leased premises, unless so stipulated in writing by Lessor.

28. SUBLETTING NUMBER OF OCCUPANTS

   The Lessee shall not assign nor underlet any part or the whole of the leased premises, nor shall permit the leased premises to be occupied for a period longer than a temporary visit by anyone except the individuals specifically named in the first paragraph of this lease, their spouses, and any children born to them during the term at this lease or any extension or renewal thereof without first obtaining on each occasion the assent in writing of the Lessor.

29. TRUSTEE

   In the event that the Lessor is a trustee or a partnership, no such trustee nor any beneficiary nor any shareholder of said trust and no partner, General or Limited, of such partnership shall be personally liable to anyone under any term, condition, covenant, obligation, or agreement expressed herein or implied hereunder or for any claim of damage or cause at law or in equity arising out of the occupancy of said leased premises, the use of the maintenance of said building or its approaches and equipment.

30. WAIVER

   The waiver of one breach of any term, condition, covenant, obligation, or agreement of this lease shall not be considered to be a waiver of that or any other term, condition, covenant, obligation, or agreement or of any subsequent breach thereof.

31. SEPARABILITY CLAUSE

   If any provision of this lease or portion of such provision or the application thereof to any person or circumstance is held invalid, the remainder of the lease (for the remainder of such provisions) and the application thereof to other persons or circumstances shall not be affected thereby.

32. COPY OF LEASE

   The Lessor shall deliver a copy of this lease, duly executed by Lessor or his authorized agent, to the Lessee within thirty (30) days after a copy hereof, duly executed by the Lessee, has been delivered to the Lessor.

33. REPRISALS PROHIBITED

   The Lessor acknowledges that provisions of applicable law forbid a landlord from threatening to take or taking reprisals against any tenant for seeking to assert his legal rights.

   As a result of Sheehan Realty procuring the tenant, if a sale of the property is consummated Sheehan Realty will be due a 5% commission.

   Tenant to notify landlord 60 to 90 days prior to termination of agreement whether they will extend lease or leave at the end of the term.

IN WITNESS WHEREOF, the said parties hereunto and to another instrument of like tenor, have set their hands and seals on the day and year first above written; and Lessee as an individual states under the pains and penalties of perjury that said Lessee is over the age of 18 years.

_____________________________________       ___________________________________
              Lessee                                       Lessor

_____________________________________       ___________________________________
                                                       Trustee or Agent

_____________________________________       ___________________________________


TENANT:   SUBJECT TO APPLICABLE LAW, THE LANDLORD WILL PROVIDE INSURANCE FOR UP
------ TO $750 IN BENEFITS TO COVER THE ACTUAL COSTS OF RELOCATION OF THE TENANT IF DISPLACED BY FIRE OR DAMAGE RESULTING FROM FIRE.

TENANT:   MAKE SURE TO RECEIVE A SIGNED COPY OF THIS LEASE.
------

In consideration of the execution of the within lease by the Lessor at the request of the undersigned and of one dollar paid to the undersigned by the Lessor, the undersigned hereby, jointly and severally, guarantee to the Lessor, and the heirs, successors, and assigns of the Lessor, the punctual performance by the Lessee and the legal representatives, successors and assigns of the Lessee of all the terms, conditions, covenants, obligations and agreements in said lease on the Lessee's or their part to be performed or observed, demand and notice of default being hereby waived. The undersigned waive all surety-ship defenses and defenses in the nature thereof and assent to any and all extensions and postponements of the time of payment and other indulgences and forebearances which may be granted from time to time to the Lessee.

          WITNESS the execution hereof under seal by the undersigned the day and year first written in said lease

____________________________________        ___________________________________

____________________________________        ___________________________________

____________________________________        ___________________________________



ADOPTED BY THE RENTAL HOUSING ASSOCIATION OF THE
      GREATER BOSTON REAL ESTATE BOARD

Addendum to lease
----------------

218 Tearall Rd.
Raynham, Ma.


1) Tenants must follow Declaration of Restrictions as outlined by the Deer Hollow subdivision covenants.

2)  Tenants can not change the interior paint colors on the walls or trimmings
               ----
    of the house.

3)  No pets allowed

4)  Tenants may store items in the basement or garbage but not in the attic.
                                                         -----
5) Tenant allowed to temporarily use one weber barbecue grill during the lease period.

6) No additional phone jacks, cable jacks or other related wiring and installation is permitted without prior written permission of the owner. If tenant wishes any additional phone or cable installation it will be done at tenants expense.

8) No changing of lighting fixtures or any other permanent fixtures mounted to the ceilings or walls. (i.e. Ceiling Lights, sconces etc.)

9) No installing any lighting fixtures, plant boxes, or any other items to exterior house.

10) Fireplace is not to be used.
                ----
11) Tenants not allowed to dig up lawn, plant vegetable gardens, flower gardens
           ----
    or any other related activity which would materially change the look of the lawn. Tenants may however plant flowers around or about the front of the house if they wish.

12) Any items brought in and stored in the house by the tenant, must be removed by tenant at the end of the lease term.

13) Condition of home interior (i.e. carpets, rugs, hard wood floors, cabinets, mirrors, tile, walls etc.) and exterior should be in similar condition as they were before occupancy by tenant within reason.

May 22, 2000
-----------
218 Tearall Road, Raynham, Ma - Furniture list
----------------------------------------------
Kitchen
-------

*  Four kitchen stool chairs
*  One kitchen table
*  Six kitchen chairs
*  One Hutch


Dining Room
-----------
*  One Dining Room table
*  Eight Dining Room Chairs
*  One Hutch
*  Curtains
*  One Oriental Rug

Formal Living Room
------------------
*  One sofa
*  One love seat sofa
*  Two side tables
*  Two side table lamps
*  One entertainment center
*  One 35 inch television
*  Curtains
*  One glass coffee table
*  One Queen Anne chair

Family Room
-----------
*  One entertainment center
*  Two oversized couches with pillows
*  One coffee table
*  One side table
*  Curtains and window treatments
*  Two leather chairs

Bedroom/Office
--------------
*  One executive desk

Bedroom (With His & Her Closets)
-------------------------------
*  Curtains

Hallway
-------
*  One side table

Other (Deck)
-----------
*  One Weber Grill